738350474.4 1 Exhibit 10.17 FOURTH AMENDMENT TO LEASE THIS FOURTH AMENDMENT TO LEASE (this “Fourth Amendment”) is made as of December 14, 2020 (“Effective Date”), by and between ARE-SAN FRANCISCO NO. 17, LLC, a Delaware limited liability company (“Landlord”), and TRICIDA, INC., a Delaware corporation (“Tenant”). RECITALS A. Landlord and Tenant are now parties to that certain Lease Agreement dated as of April 4, 2014, as amended by that certain First Amendment to Lease dated as of August 2, 2017 (the “First Amendment”), as further amended by that certain Second Amendment to Lease dated as of November 7, 2017 and as further amended by that certain Third Amendment to Lease dated as of August 14, 2019 (the “Third Amendment”) (as amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 46,074 rentable square feet (the “Premises”) in a building located at 7000 Shoreline Court, South San Francisco, California. The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease. B. Landlord and Tenant wish to void that certain Acknowledgment of Second Expansion Premises Commencement Date between Landlord and Tenant dated as of September 15, 2020 (the “Second Expansion Premises Acknowledgment”) and re-establish the Second Expansion Premises Commencement Date (as defined in the Third Amendment) and the termination date of the Base Term of the Lease. C. Landlord heretofore has commenced the construction of improvements in the portion of the Premises identified on Exhibit A attached hereto (the “Kitchen Space”) for the purpose of providing the Premises with dedicated kitchen space. D. Tenant has requested that Landlord cease construction of kitchen-related improvements in the Kitchen Space. E. Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease as set forth in this Fourth Amendment. NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows: 1. Second Expansion Premises Commencement Date. Landlord and Tenant hereby agree that (i) the Second Expansion Premises Acknowledgement is null and void ab initio and of no further force or effect, (ii) the Second Expansion Premises Commencement Date is September 1, 2020 and (iii) the termination date of the Base Term of the Lease is midnight on August 31, 2027. 2. Delivery of Kitchen Space; Rent. Notwithstanding anything to the contrary in the Lease, Delivery (as defined in the Third Amendment) of the Kitchen Space shall be deemed to have occurred upon the Delivery of the remainder of the Second Expansion Premises (as defined in the Third Amendment) in accordance with the terms of the Third Amendment and the Second Expansion Premises Work Letter (as defined in the Third Amendment) without any requirement that Landlord complete any improvements in the Kitchen Space and without regard to the condition of the Kitchen Space. Tenant shall be deemed to have accepted the Kitchen Space upon such Delivery. Following Delivery of the Kitchen Space, Tenant shall commence paying Base Rent and all other

738350474.4 2 amounts to be paid under the Lease with respect to the portion of the Premises comprising the Kitchen Space in accordance with the terms of the Lease. Tenant hereby agrees that Landlord has no obligation to construct or furnish any improvements in or with respect to the Kitchen Space. 3. Use of Kitchen Space; Improvements. Tenant shall have the right to use the Kitchen Space, subject to the terms of the Lease. Tenant shall have the right to construct fixed and permanent improvements in the Kitchen Space for kitchen or laboratory purposes pursuant to plans approved by Landlord (the “Kitchen Space Improvements”) in accordance with the terms of the Lease including, without limitation, Section 12 thereof. Following (i) the final completion of the Kitchen Space Improvements, (ii) Landlord’s receipt of sworn statements setting forth the names of all contractors and subcontractors who did work on the Kitchen Space Improvements and final unconditional lien waivers with respect thereto from all such contractors and subcontractors and (iii) “as built” plans for the Kitchen Space Improvements, and so long as no Default has occurred, Landlord will reimburse Tenant for Tenant’s documented costs and expenses incurred in connection with Tenant’s construction of the Kitchen Space Improvements, not to exceed in the aggregate $126,696 (the “Kitchen Space TI Allowance”), within thirty (30) days following Tenant’s written request therefor. Notwithstanding the foregoing, if the cost of the Kitchen Space Improvements exceeds the Kitchen Space TI Allowance, Tenant shall be required to pay such excess in full prior to Landlord having any obligation to fund any portion of the Kitchen Space TI Allowance. Upon the expiration of the Term or earlier termination of the Lease, the Kitchen Space Improvements shall be and remain the property of Landlord and Tenant shall not remove same. Any portion of the Kitchen Space TI Allowance which has not been properly requested by Tenant from Landlord on or before the date which is 18 months after the Effective Date shall be forfeited and shall not be available for use by Tenant. 4. OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List or the Sectoral Sanctions Identifications List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules. 5. Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Fourth Amendment and that no Broker brought about this transaction. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this Fourth Amendment. 6. Miscellaneous. (a) This Fourth Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Fourth Amendment may be amended only by an agreement in writing, signed by the parties hereto. (b) This Fourth Amendment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns. (c) This Fourth Amendment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same

738350474.4 3 instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Fourth Amendment and all matters related thereto, with such electronic signatures having the same legal effect as original signatures. (d) Except as amended and/or modified by this Fourth Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Fourth Amendment. In the event of any conflict between the provisions of this Fourth Amendment and the provisions of the Lease, the provisions of this Fourth Amendment shall prevail. Whether or not specifically amended by this Fourth Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Fourth Amendment. [NO FURTHER TEXT ON THIS PAGE; SIGNATURES FOLLOW]

738350474.4 4 IN WITNESS WHEREOF, Landlord and Tenant have executed this Fourth Amendment as of the day and year first above written. TENANT: TRICIDA, INC., a Delaware corporation By: /s/ Matt Ford Its: SVP, Human Resources and Operations LANDLORD: ARE-SAN FRANCISCO NO. 17, LLC, a Delaware limited liability company By: ALEXANDRIA REAL ESTATE EQUITIES, L.P., a Delaware limited partnership, managing member By: ARE-QRS CORP., a Maryland corporation, general partner By: /s/ Kristen Childs Its: Vice President, RE Legal Affairs

738350474.4 A-1 Exhibit A Kitchen Space